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Exhibit 23.1

Consent of Independent Auditors

    We hereby consent to the use of our report, dated May 15, 1999, in this form SB-2 and to the reference to our firm under the heading "Experts" in the Prospectus.

              Stegman & Company
              Certified Public Accountants
              Baltimore, Md.
              December 17, 1999

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Exhibit 23.1